UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVR PrA	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 15, 2021, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP (the “Operating Partnership”) and Invesco Advisers, Inc. (the “Manager”) entered into an amendment (“Amendment No. 1”) to the equity distribution agreement, dated March 19, 2019, by and among the Company, the Operating Partnership, the Manager and JonesTrading Institutional Services LLC (the “Equity Distribution Agreement”) to remove the shares of 7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) from the securities available for issuance and sale pursuant to the Equity Distribution Agreement.

Pursuant to General Instruction F to the Commission’s Current Report on Form 8-K, a copy of Amendment No. 1 is filed as Exhibit 1.1 to this Report, and the information in Amendment No. 1 is incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, the Company has called for redemption all 5,600,000 of its outstanding shares of Series A Preferred Stock, at a redemption price per share of Series A Preferred Stock of $25.00 plus accrued and unpaid dividends per share to, but not including, the redemption date of June 16, 2021. In connection with the redemption of all outstanding shares of Series A Preferred Stock, and in accordance with the terms of the Company’s charter, the Company’s Board of Directors has approved the reclassification of all of the authorized but unissued shares of Series A Preferred Stock as shares of Preferred Stock without designation as to class or series. The Company caused Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation on June 17, 2021 in order to complete such reclassification. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Report and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to the Equity Distribution Agreement among the Company, the Operating Partnership, the Manager and JonesTrading Institutional Services LLC.

3.1	Articles Supplementary reclassifying 2,110,000 shares of authorized but unissued shares of Series A Preferred Stock as shares of Preferred Stock without designation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Rebecca S. Smith
Name: Rebecca S. Smith
Title: Vice President and Secretary

Dated: June 17, 2021